UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  September 4, 2007

                                 LHC GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                      8082                   71-0918189
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 (State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)

                          420 West Pinhook Rd., Suite A
                               Lafayette, LA 70503
          (Address of Principal Executive Offices, including Zip Code)

                                 (337) 233-1307
              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On September 4, 2007, LHC Group, Inc. (the "Company") issued a press release announcing that it has signed a definitive agreement to acquire 100% of the assets of Extendicare of West Tennessee, effective September 1, 2007. Extendicare of West Tennessee has four home health agencies located in Jackson, Union City, Paris and Henderson.

LHC Group also announced two additional separate transactions. The Company signed a definitive agreement to form a partnership with Columbus Regional Medical Center located in Columbus, Georgia, and LHC Group signed a definitive agreement with Mississippi Baptist Medical Center to convert a license lease agreement implemented in October 2003 to a joint venture.


Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

        EXHIBIT NO.          DESCRIPTION
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           99.1              Press Release dated September 4, 2007





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LHC GROUP, INC.


                                      By:  /s/ Keith G. Myers
                                           -------------------------------------
                                           Keith G. Myers
                                           President and Chief Executive Officer


Dated:   September 4, 2007




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                                INDEX TO EXHIBITS


   EXHIBIT NO.      DESCRIPTION
-----------------   ------------------------------------------------------------
      99.1          Press Release announcing the Transactions, dated
                    September 4, 2007.